Exhibit 10.11

VALLON PHARMACEUTICALS, INC.

SUBSCRIPTION FOR SHARES OF COMMON STOCK

Vallon Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), hereby agrees to sell and issue to the undersigned purchaser (the “Purchaser”), and the Purchaser hereby agrees to purchase and acquire from the Corporation, an aggregate of [___________] shares of the Common Stock of the Corporation, par value $0.0001 per share, at a price of $[________] per share (the “Shares”). The Purchaser acknowledges and agrees that the Shares subscribed for hereunder shall be subject to and bound by the provisions of the Corporation’s Certificate of Incorporation and By-laws, as now and from time to time in effect, and that any certificate(s) which shall evidence and represent the Shares shall be stamped or otherwise imprinted with the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACTS AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION HAS RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION).

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE CORPORATION’S BYLAWS AND/OR CERTIFICATE OF INCORPORATION, A COPY OF EACH OF WHICH WILL BE PROVIDED UPON REQUEST. BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE AFOREMENTIONED PROVISIONS, TERMS AND CONDITIONS.

The Purchaser represents and warrants that (i) s/he is purchasing and acquiring the Shares for investment purposes and not for the purpose of resale, and (ii) s/he is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

The closing hereunder, including payment for and delivery of the Shares, shall occur at the offices of the Corporation immediately following the execution of this subscription agreement, or at such other time and place as the parties may mutually agree.

AGREED, ACCEPTED AND ACKNOWLEDGED
Date: January [___], 2018
VALLON PHARMACEUTICALS, INC.

By:	By:
Name: [Purchaser Name]	Name:
Title: